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                                                                   EXHIBIT 10.50

                          THIRD AMENDMENT TO RESTATED
                            SHAREHOLDERS AGREEMENT
                                      OF
                                  WEBMD, INC.


     THIS THIRD AMENDMENT is made and entered into as of the 1st day of September, 1998.

                             W I T N E S S E T H:

     WHEREAS, WebMD, Inc., a Georgia corporation, formerly known as Endeavor Technologies, Inc. (the "Company"), and certain shareholders of the Company are parties to that certain Restated Shareholders Agreement of the Company dated October 18, 1996, as amended by that certain First Amendment to Restated Shareholders Agreement of Endeavor Technologies, Inc., dated December 5, 1997 and as amended by that certain Second Amendment to Restated Shareholders Agreement of WebMD, Inc. dated August 24, 1998 (as amended, the "Restated Shareholders Agreement"), pursuant to which shareholders of the Company set forth the terms and conditions pursuant to which the Company would be organized and the business of the Company would be operated;

     WHEREAS, the Company desires to sell to Matria Healthcare, Inc. (the "Purchaser"), and the Purchaser desires to acquire, One Hundred Thirty-Four Thousand (134,000) shares of Series A Preferred Stock of the Company pursuant to the terms and conditions of a certain Investment Agreement dated September 1, 1998 by and between the Company and the Purchaser (the "Investment Agreement");

     WHEREAS, the Purchaser desires that the Restated Shareholders Agreement be amended;

     WHEREAS, the Restated Shareholders Agreement provides that it may be amended or modified only by a written instrument executed by parties thereto holding both (i) a majority of the issued and outstanding shares of Common Stock, without series designation, of the Company and (ii) a majority of issued and outstanding "Participating Securities" (as defined in the Restated Shareholders Agreement); and

     WHEREAS, the parties signatory hereto represent the requisite number of shares necessary to effect an amendment to the Restated Shareholders Agreement, which is amended by virtue of this Third Amendment.

     NOW, THEREFORE, to induce the Purchaser to enter into the Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Section 4.2 of the Restated Shareholders Agreement, which is entitled "Competition," shall not apply to the Purchaser.

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          IN WITNESS WHEREOF, the parties have executed or caused to be executed this Third Amendment as of the day and year first written above.

                              WEBMD, INC.


                              By:  /s/ Jeffrey T. Arnold
                                 -----------------------------------
                                Jeffrey T. Arnold
                                Chairman and Chief Executive Officer



                              HBO & COMPANY OF GEORGIA


                              By:  /s/ Jay Gilbertson
                                 ------------------------------------
                                   Name:  Jay Gilbertson
                                          ---------------------------
                                   Title:  President, COO and CFO
                                           --------------------------


                              /s/ Jeffrey T. Arnold
                              ---------------------------------------
                              JEFFREY T. ARNOLD



                              FINN PARTNERS


                              By:  /s/ Jouko J. Rissanen
                                 ------------------------------------
                                   Name:  Jouko J. Rissanen
                                        ------------------------------
                                   Title:   General Partner
                                         -----------------------------



                              /s/ Lucius E. Burch, III
                              ---------------------------------------
                              LUCIUS E. BURCH, III


                              /s/ Robert A. Frist
                              ---------------------------------------
                              ROBERT A. FRIST

                              PREMIERE TECHNOLOGIES, INC.


                              By:____________________________________
                                  Name:______________________________
                                  Title:_____________________________

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